UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2017

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Conditions.

On May 9, 2017, Zosano Pharma Corporation (the “Company”) issued a press released titled “Zosano Pharma Reports First Quarter 2017 Financial Results and Announces Management Changes.” The press release is furnished herewith as Exhibit 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2017, Konstantinos Alataris resigned as President and Chief Executive Officer of the Company and the Company’s board of directors (the “Board”) has accepted his resignation, effective May 8, 2017.    John Walker, the Chairman of the Board, will serve as the Company’s Interim Chief Executive Officer. Dr. Alataris has also resigned as a member of the Board and as an officer and member of the board of directors of ZP Opco, Inc., the Company’s wholly owned subsidiary.

Mr. Walker, age 68, has served as a member of the Company’s Board since May 2016. While serving as Interim Chief Executive Officer, Mr. Walker will continue as Chairman of the Board. Mr. Walker is currently the Executive Chairman and interim Chief Executive Officer of Vizuri Health Sciences, LLC and served as a Managing Director of Four Oaks Partners, a life sciences transaction advisory firm, which he co-founded in March 2012, until January 2015. As part of his activities with Four Oaks Partners, Mr. Walker served as the Chairman and interim Chief Executive Officer of Neuraltus Pharmaceuticals, Inc., a privately held biopharmaceutical company, until October 2013. From February 2009 until July 2010, Mr. Walker was the Chief Executive Officer at iPierian, Inc., a company focused on the use of inducible stem cells for drug discovery. From 2006 until 2009, Mr. Walker served as the Chairman and Chief Executive Officer of Novacea, Inc., a pharmaceutical company, which merged with Transcept Pharmaceuticals, Inc., a pharmaceutical company, in January 2009. Since 2001, Mr. Walker, acting as a consultant, was Chairman and Interim Chief Executive Officer at Kai Pharmaceuticals, a pharmaceutical company, Guava Technologies, a biotechnology company, CentaurPharmaceuticals, Inc., a pharmaceutical company, and Bayhill Therapeutics, a biotechnology company. From 1993 until 2001, Mr. Walker was the Chairman and Chief Executive Officer of Arris Pharmaceutical Corporation, a pharmaceutical company, and its successor, Axys Pharmaceuticals Inc.    He currently serves on the board of directors of Lucille Packard Children’s Hospital at Stanford University. He is a graduate of the Advanced Executive Program at The Kellogg School of Management at Northwestern University and holds a B.A. from the State University of New York at Buffalo.

Terms relating to Mr. Walker’s engagement as Interim Chief Executive Officer are being finalized by the Company’s Compensation Committee and will be disclosed by the Company when available on an amendment to this Current Report on Form 8-K.

The Board has also appointed Georgia Erbez as the Company’s Chief Financial Officer, effective May 9, 2017.    Ms. Erbez previously assumed the role of interim Chief Financial Officer on June 15, 2016 and has served as the Company’s Chief Business Officer since September 8, 2016. Ms. Erbez’s employment will continue to be governed by the terms of her Employment Letter Agreement with the Company dated as of September 7, 2016, which is described in more detail in (and attached as an exhibit to) the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2016.

Pursuant to the terms of a Separation Agreement between the Company and Dr. Alataris, dated as of May 8, 2017, Dr. Alataris is entitled to receive, among other things: (i) continuation of his current base salary for a period of six (6) months

(totaling $232,875.00) and (ii) COBRA continuation coverage for a period of six (6) months (totaling $19,278.54). In addition, any vested options held by Dr. Alataris shall remain exercisable for a period of three (3) months following his resignation. The description of the Separation Agreement contained herein is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

As previously disclosed on a Current Report on Form 8-K filed by the Company on May 5, 2017, on May 2, 2017, Winnie Tso, who had been on a medical leave of absence since May 13, 2016, resigned as Chief Financial Officer the Company, effective immediately. Ms. Tso entered into a Separation Agreement with the Company effective as of May 8, 2017 pursuant to which she is entitled to receive, among other things, COBRA continuation coverage for the maximum period that such coverage is available to her, so long as the Company sponsors a group health plan and Ms. Tso remains eligible for COBRA coverage. In addition, the vesting of Ms. Tso’s options to purchase shares of the Company’s common stock was accelerated, such that all of her options were deemed fully vested and exercisable. The description of the Separation Agreement contained herein is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

The disclosure in this Item 5.02 and Exhibits 10.1 and 10.2 to this Current Report on Form 8-K are deemed filed.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1	Separation Agreement, dated May 8, 2017, among Zosano Pharma Corporation, ZP Opco, Inc. and Konstantinos Alataris.

10.2	Separation Agreement, effective as of May 8, 2017, between ZP Opco, Inc. and Winnie Tso.

99.1	Press release dated May 9, 2017, titled “Zosano Pharma Reports First Quarter 2017 Financial Results and Announces Management Changes.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: May 9, 2017	By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Business Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Separation Agreement, dated May 8, 2017, among Zosano Pharma Corporation, ZP Opco, Inc. and Konstantinos Alataris.

10.2	Separation Agreement, effective as of May 8, 2017, between ZP Opco, Inc. and Winnie Tso.

99.1	Press release dated May 9, 2017, titled “Zosano Pharma Reports First Quarter 2017 Financial Results and Announces Management Changes.”